UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 3, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)      Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be filed under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated August 3, 2004.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 3, 2004, Martin Midstream Partners L.P. (the “Partnership”) issued a press release reporting its financial results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Partnership’s website at www.martinmidstream.com.

     On August 4, 2004, at 4:00 p.m. Central Time, the Partnership will hold an investors’ conference call to discuss the Partnership’s financial results for the second quarter ended June 30, 2004. The supplemental financial data, including certain non-generally accepted accounting principle financial measures, that will be discussed during the investors’ conference call is included in the above referenced press release.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be filed under the Securities Exchange Act of 1934.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC Its General Partner

Date: August 3, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

3

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated August 3, 2004.

4